                                                                         Reg S-K
                                                                        Item 601
                                                                   Exhibit 10.15
                                                                     Page 1 of 2





                                   AGREEMENT

                   This Agreement is entered into this 29th day of October, 1993, among Berkshire Hathaway Inc., a Delaware corporation ("Berkshire"), National Indemnity Company, Columbia Insurance Company, Nebraska Furniture Mart, Inc., National Fire and Marine Insurance Company and Cornhusker Casualty Company (collectively, "Berkshire Subsidiaries") and Capital Cities/ABC, Inc., a New York corporation ("Capital Cities").

                   WHEREAS, Berkshire, the Berkshire Subsidiaries and Capital Cities entered into an agreement (the "Stock Purchase Agreement") dated January 2, 1986, pursuant to which the Berkshire Subsidiaries purchased 3,000,000 shares of the common stock, par value $1.00 per share, of Capital Cities (the "Common Stock") and Berkshire and the Berkshire Subsidiaries agreed not to sell, transfer, assign, hypothecate, encumber or dispose of all or any part of the shares of Common Stock they acquired except pursuant to certain procedures set forth in the Stock Purchase Agreement.

                   WHEREAS, the Board of Directors of Capital Cities determined on October 29, 1993 to offer to purchase from its shareholders up to 2,000,000 shares of Common Stock pursuant to an offer to purchase to commence on or about November 2, 1993 (the "Offer to Purchase").

                   WHEREAS, Berkshire and the Berkshire Subsidiaries have advised Capital Cities that the Berkshire Subsidiaries desire to tender 1,000,000 shares in response to the Offer to Purchase on certain terms and conditions.

                   In consideration of the foregoing and the respective covenants and agreements set forth in this Agreement, the parties agree as follows:

                   1. Capital Cities agrees that notwithstanding any restriction contained in the Stock Purchase Agreement, Berkshire and the Berkshire Subsidiaries may tender up to 1,000,000 shares of Common Stock in response to the Offer to Purchase.

                   2. Berkshire and the Berkshire Subsidiaries agree that they will tender and not withdraw 1,000,000 shares in response to the Offer to Purchase, subject to the condition that all such shares be purchased.

                   3. Except as modified by this Agreement, all of the other terms and provisions of the Stock Purchase Agreement shall remain in full force and effect.

                   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth in the first paragraph of this Agreement.

                            CAPITAL CITIES/ABC, INC.


                            By:_____________________________________
                                       Senior Vice President
                                    and Chief Financial Officer

                            BERKSHIRE HATHAWAY INC.


                            By:_____________________________________
                                   (Name and Title)

                            NATIONAL INDEMNITY COMPANY


                            By:_____________________________________
                                   (Name and Title)

                            COLUMBIA INSURANCE COMPANY


                            By:_____________________________________
                                   (Name and Title)

                            NEBRASKA FURNITURE MART, INC.


                            By:_____________________________________
                                   (Name and Title)

                            NATIONAL FIRE AND MARINE
                               INSURANCE COMPANY


                            By:_____________________________________
                                   (Name and Title)

                            CORNHUSKER CASUALTY COMPANY


                            By:_____________________________________
                                   (Name and Title)